Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

A V Co 1 Limited	United Kingdom
A V Co 1 Limited	Delaware
A V Co 2 Limited	United Kingdom
A V Co 2 Limited	Nevada
A V Co 3 Limited	United Kingdom
A V Co 3 Limited	Nevada
Accessories Marketing Holding Corp.	Delaware
ACCU-LUBE Manufacturing GmbH - Schmiermittel und -geräte -	Germany
Advanced Molding Company, Inc.	Philippines
AIP/BI Holdings, Inc.	Delaware
Allen France SAS	France
Alpine Systems Corporation	Canada
Anaerobicos S.r.l.	Argentina
AppliChem GmbH	Germany
Avery Berkel France	France
Avery India Limited	India
Avery Malaysia Sdn Bhd	Malaysia
Avery Weigh-Tronix (Suzhou) Weighing Technology Co. Ltd.	China
Avery Weigh-Tronix Finance Limited	United Kingdom
Avery Weigh-Tronix International Limited	United Kingdom
Avery Weigh-Tronix Limited	United Kingdom
Avery Weigh-Tronix Properties Limited	United Kingdom
Avery Weigh-Tronix, LLC	Delaware
B.C. Immo	France
Beijing Miller Electric Manufacturing Co. Ltd.	China
Berkel (Ireland) Limited	Ireland
Berrington UK	United Kingdom
Brapenta Eletronica Ltda.	Brazil
Brooks Instrument (Shanghai) Co. Ltd	China
Brooks Instrument B.V.	Netherlands
Brooks Instrument GmbH	Germany
Brooks Instrument KFT	Hungary
Brooks Instrument Korea, Ltd.	South Korea
Brooks Instrument LLC	Delaware
Buell Industries, Inc.	Delaware
Calvia Spolka z Ograniczona Odpowiedzialnosci	Poland
Capital Ventures (Australasia) S.à r.l	Luxembourg
Capmax Logistica, S.A. de C.V.	Mexico
Capmax Logistica, S.A. de C.V.	Delaware
CCI Realty Company	Delaware
Celeste Industries Corporation	Connecticut
CFC Europe GmbH	Germany

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Coeur (Shanghai) Medical Appliance Trading Co., Ltd	China
Coeur Asia Limited	Hong Kong
Coeur Holding Company	Delaware
Coeur, Inc.	Indiana
Compagnie de Materiel et d'Equipements Techniques-Comet	France
Compagnie Hobart	France
Constructions Isothermiques Bontami C.I.B.	France
CS (Australia) Pty Limited	Australia
CS Mexico Holding Company S DE RL DE CV	Mexico
Denison Mayes Group Limited	United Kingdom
Diagraph Corporation Sdn. Bhd	Malaysia
Diagraph ITW Mexico, S. de R.L. De C.V.	Mexico
Diagraph México, S.A. DE C.V.	Mexico
Dongguan Ark-Les Electric Components Co., Ltd.	China
Dongguan CK Branding Co., Ltd.	China
Duo Fast de Espana S.A.U.	Spain
Duo-Fast Korea Co. Ltd.	South Korea
Duo-Fast LLC	Illinois
E.C.S. d.o.o.	Croatia
E2M Production B.V.	Netherlands
E2M Technologies B.V.	Netherlands
E2M Technologies Inc.	Minnesota
ECS Cable Protection Sp. Zoo	Poland
ELRO (Holding) AG	Switzerland
ELRO Grosskuchen GmbH	Austria
ELRO Grosskuchen GmbH	Germany
ELRO-WERKE AG	Switzerland
Eltex-Elektrostatik-Gesellschaft mit beschränkter Haftung	Germany
Envases Multipac, S.A. de C.V.	Mexico
Eurotec Srl	Italy
FEG Investments L.L.C.	Delaware
Filtertek De Mexico Holding Inc.	Delaware
Filtertek De Mexico, S.A. de C.V.	Mexico
Filtertek SAS	France
Gamko B.V.	Netherlands
GC Financement SA	France
Gun Hwa Platech (Taicang) Co. Ltd.	China
Hobart (Japan) K.K.	Japan
Hobart Andina S.A.S.	Colombia
Hobart Brothers International Chile Limitada	Chile
Hobart Brothers LLC	Ohio
Hobart Dayton Mexicana, S. de R.L. de C.V.	Mexico

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Hobart Food Equipment Co., Ltd.	China
Hobart Belgium B.V.	Belgium
HOBART Gesellschaft mit beschränkter Haftung	Germany
Hobart International (Singapore) Pte. Ltd.	Singapore
Hobart Korea LLC	South Korea
Hobart LLC	Delaware
Hobart Nederland B.V.	Netherlands
Hobart Sales & Service, Inc.	Ohio
Hobart Scandinavia ApS	Denmark
Hobart Techniek B.V.	Netherlands
Horis	France
ILC Investments Holdings Inc.	Delaware
Illinois Tool Works (Chile) Limitada	Chile
Illinois Tool Works (ITW) Nederland B.V.	Netherlands
Impar Comercio E Representacoes Ltda.	Brazil
Industrie Plastic Elsässer GmbH	Germany
Inmobiliaria Cit., S.A. de C.F.	Mexico
Innova Temperlite Servicios, S.A. de C.V.	Mexico
Innovación y Transformación Automotriz, S.A. de C.V.	Mexico
Instron (Shanghai) Ltd.	China
Instron (Thailand) Limited	Thailand
Instron Brasil Equipamentos Cientificos Ltda.	Brazil
Instron Foreign Sales Corp. Limited	Jamaica
Instron France S.A.S.	France
Instron GmbH	Germany
Instron Japan Company, Ltd.	Massachusetts
Instron Korea LLC	South Korea
International Leasing Company LLC	Delaware
Isolenge - ITW Sistemas de Isolamento Termico Ltda.	Brazil
ITW (China) Investment Company Limited	China
ITW (Deutschland) GmbH	Germany
ITW (EU) Holdings Ltd.	Luxembourg
ITW (European) Finance Co. Ltd.	Malta
ITW (European) Finance II Co. Ltd.	Malta
ITW (European) Finance III Co. Ltd.	Malta
ITW (Ningbo) Components & Fastenings Systems Co., Ltd.	China
ITW AEP LLC	Delaware
ITW Aircraft Investments Inc.	Delaware
ITW Ampang Industries Philippines, Inc.	Philippines
ITW AOC, LLC	South Korea
ITW Appliance Components d.o.o.	Slovenia
ITW Appliance Components EOOD	Bulgaria

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Appliance Components S.r.l.a	Italy
ITW Appliance Components, S.A. de C.V.	Mexico
ITW Australia Holdings Pty Ltd	Australia
ITW Australia Property Holdings Pty Ltd.	Australia
ITW Australia Pty Ltd	Australia
ITW Automotive Components (Chongqing) Co. Ltd.	China
ITW Automotive Components (Langfang) Co., Ltd.	China
ITW Automotive Japan K.K.	Japan
ITW Automotive Korea, LLC	South Korea
ITW Automotive Parts (Shanghai) Co. Ltd	China
ITW Automotive Products GmbH	Germany
ITW Automotive Products México, S. de R.L. de C.V.	Mexico
ITW Bailly Comte	France
ITW Befestigungssysteme GmbH	Germany
ITW Belgium B.V.	Belgium
ITW Brazilian Nominee L.L.C.	Delaware
ITW Building Components Group Inc.	Delaware
ITW Canada Inc.	Canada
ITW Celeste Inc.	Delaware
ITW CER	France
ITW Chemical Products Ltda	Brazil
ITW Chemical Products Scandinavia ApS	Denmark
ITW Colombia S.A.S.	Colombia
ITW Construction Products (Shanghai) Co. Ltd.	China
ITW Construction Products (Singapore) Pte. Ltd.	Singapore
ITW Construction Products AB	Sweden
ITW Construction Products ApS	Denmark
ITW Construction Products AS	Norway
ITW Construction Products CZ s.r.o.	Czech Republic
ITW Construction Products Italy Srl	Italy
ITW Construction Products OU	Estonia
ITW Construction Products OY	Finland
ITW Construction Services Manila, Inc.	Philippines
ITW Contamination Control (Wujiang) Co., Ltd.	China
ITW Contamination Control B.V.	Netherlands
ITW Covid Security Group Inc.	Delaware
ITW CP Distribution Center Holland BV	Netherlands
ITW CS (UK) Ltd.	United Kingdom
ITW de France	France
ITW Denmark ApS	Denmark
ITW DelFast do Brasil Ltda.	Brazil
ITW Diagraph GmbH	Germany

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW do Brasil Industrial e Comercial Ltda.	Brazil
ITW DS Investments Inc.	Delaware
ITW Dynatec	France
ITW Dynatec Adhesive Equipment (Suzhou) Co. Ltd.	China
ITW Dynatec GmbH	Germany
ITW Dynatec Kabushiki Kaisha	Japan
ITW EAE B.V.	Netherlands
ITW EAE Mexico, S de RL de CV	Mexico
ITW EF&C France SAS	France
ITW EF&C Selb GmbH	Germany
ITW Electronic Business Asia Co., Limited	Taiwan
ITW Electronic Components/Products (Shanghai) Co., Ltd.	China
ITW Electronics (Suzhou) Co., Ltd.	China
ITW Epsilon Sárl	Luxembourg
ITW Espana S.L.	Spain
ITW Fastener Products GmbH	Germany
ITW FEG do Brasil Industria e Comercio Ltda.	Brazil
ITW FEG Hong Kong Limited	Hong Kong
ITW Fluids and Hygiene Solutions Ltda.	Brazil
ITW Food Equipment Group LLC	Delaware
ITW Gamma Sárl	Luxembourg
ITW German Management LLC	Delaware
ITW GH LLC	South Korea
ITW Global Investments Holdings LLC	Delaware
ITW Global Investments Holdings Y Compañia, Sociedad en Comandita por Acciones	Guatemala
ITW Global Investments Inc.	Delaware
ITW Global Tire Repair Europe GmbH	Germany
ITW Global Tire Repair Inc.	California
ITW Global Tire Repair Japan K.K.	Japan
ITW Graphics (Thailand) Ltd.	Thailand
ITW Graphics Asia Limited	Hong Kong
ITW Great Britain Investment & Licensing Holding Company	Delaware
ITW Group France (Luxembourg) S.àr.l.	Luxembourg
ITW GSE ApS	Denmark
ITW GSE Inc.	Delaware
ITW HLP Thailand Co. Ltd.	Thailand
ITW Holding Quimica B.C., S.L., Sole Shareholder Company	Spain
ITW Holdings Australia L.P.	Australia
ITW Holdings I Limited	United Kingdom
ITW Holdings II Limited	United Kingdom
ITW Holdings III Limited	United Kingdom
ITW Holdings Inc.	Delaware
ITW Holdings IV Limited	United Kingdom
ITW Holdings IX Limited	United Kingdom

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Holdings V Limited	United Kingdom
ITW Holdings VI Limited	United Kingdom
ITW Holdings VII Limited	United Kingdom
ITW Holdings VIII Limited	United Kingdom
ITW Holdings X Limited	United Kingdom
ITW Holdings XI Limited	United Kingdom
ITW ILC Holdings I Inc.	Delaware
ITW Imaden Industria e Comercio Ltda.	Brazil
ITW India Private Limited	India
ITW International Holdings LLC	Delaware
ITW Invest Holding GmbH	Germany
ITW IPG Investments LLC	Delaware
ITW Ireland Holdings Unlimited Company	Ireland
ITW Ireland Unlimited Company	Ireland
ITW Italy Holding Srl	Italy
ITW Japan Ltd.	Japan
ITW Korea LLC	South Korea
ITW Limited	United Kingdom
ITW LLC & Co. KG	Germany
ITW Lys Fusion S.r.l.	Italy
ITW Materials Technology (Shanghai) Co. Ltd.	China
ITW Meritex Sdn. Bhd.	Malaysia
ITW Metal Fasteners, S.L.	Spain
ITW Mexico Holding Company S. De R.L. de C.V.	Mexico
ITW Mexico Holdings LLC	Delaware
ITW Morlock GmbH	Germany
ITW Mortgage Investments II, Inc.	Delaware
ITW Mortgage Investments III, Inc.	Delaware
ITW Mortgage Investments IV, Inc.	Delaware
ITW Netherlands Administration BV	Netherlands
ITW Netherlands Beta B.V.	Netherlands
ITW Netherlands Finance Alpha BV	Netherlands
ITW New Universal LLC	Delaware
ITW New Zealand	New Zealand
ITW Novadan Sp. Z.o.o.	Poland
ITW Packaging Technology (China) Co. Ltd.	China
ITW Participations S.à r.l.	Luxembourg
ITW Pension Funds Trustee Company	United Kingdom
ITW Performance Polymers & Fluids Japan Co. Ltd.	Japan
ITW Performance Polymers & Fluids Korea Limited	South Korea
ITW Performance Polymers & Fluids OOO	Russia
ITW Performance Polymers (Wujiang) Co., Ltd.	China
ITW Performance Polymers and Fluids Group FZE	United Arab Emirates
ITW Performance Polymers ApS	Denmark

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Peru S.A.C.	Peru
ITW Poly Mex, S. de R.L. de C.V.	Mexico
ITW Polymers Sealants North America Inc.	Texas
ITW PPF Brasil Adesivos Ltda.	Brazil
ITW Pronovia s.r.o.	Czech Republic
ITW Pte. Ltd.	Singapore
ITW Qufu Automotive Cooling Systems Co. Ltd.	China
ITW Real Estate Germany GmbH	Germany
ITW Residuals III L.L.C.	Delaware
ITW Residuals IV L.L.C.	Delaware
ITW Rivex	France
ITW Simco-Ion (Shenzhen) Co. Ltd.	China
ITW Slovakia s.r.o.	Slovakia
ITW SMPI	France
ITW Spain Holdings, S.L.	Spain
ITW Specialty Film, LLC	South Korea
ITW Specialty Films France	France
ITW Specialty Materials (Suzhou) Co., Ltd.	China
ITW SPG México, S. de R.L. de C.V.	Mexico
ITW Spraytec	France
ITW Sverige AB	Sweden
ITW Sweden Holding AB	Sweden
ITW Test & Measurement Equipment (Shanghai) Co., Ltd	China
ITW Test & Measurement GmbH	Germany
ITW Test and Measurement Italia Srl	Italy
ITW Test and Measurement Services Industry and Trade Ltd.	Turkey
ITW Texwipe Philippines, Inc.	Philippines
ITW Thermal Films (Shanghai) Co., Ltd.	China
ITW UK	United Kingdom
ITW UK Finance Beta Limited	United Kingdom
ITW UK Finance Delta Limited	United Kingdom
ITW UK Finance Gamma Limited	United Kingdom
ITW UK Finance Limited	United Kingdom
ITW UK Finance Zeta Ltd.	United Kingdom
ITW UK II Limited	United Kingdom
ITW Universal II LLC	Delaware
ITW Welding	France
ITW Welding AB	Sweden
ITW Welding GmbH	Germany
ITW Welding Products B.V.	Netherlands
ITW Welding Products Group FZE	United Arab Emirates
ITW Welding Products Group, S. DE R.L. De C.V.	Mexico
ITW Welding Products Italy Srl	Italy

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Welding Products Limited Liability Company	Russia
ITW Welding Produtos Para Solgdagem Ltda.	Brazil
ITW Welding Singapore Pte. Ltd.	Singapore
KCPL Mauritius Holdings	Mauritius
Kleinmann GmbH	Germany
Krafft, S.L.	Spain
Loma Systems	France
Loma Systems (Canada) Inc.	Canada
Loma Systems BV	Netherlands
Loma Systems sro	Czech Republic
Lombard Pressings Limited	United Kingdom
Lumex, Inc.	Illinois
Lys Fusion Poland Sp. z.o.o.	Poland
M&C Specialties Co.	Pennsylvania
MAGNAFLUX GmbH	Germany
Manufacturing Avancee S.A.	Morocco
MEHB Holdings Limited	United Kingdom
Meritex Technology (Suzhou) Co. Ltd.	China
Meurer Verpackungssysteme GmbH	Germany
MGHG Property LLC	Delaware
Miller Electric Mfg. LLC	Wisconsin
Miller Insurance Ltd.	Vermont
MTS 2, LLC	Minnesota
MTS 3, LLC	Minnesota
MTS China Holdings LLC	Minnesota
MTS Europe Holdings LLC	Delaware
MTS Holdings France S.a.r.l.	France
MTS Japan Ltd.	Japan
MTS Korea, Inc.	Korea
MTS Systems (China) Co., Ltd.	China
MTS Systems (Germany) GmbH	Germany
MTS Systems (Hong Kong) Incorporated	Hong Kong
MTS Systems Corporation	Minnesota
MTS Systems Danmark ApS	Denmark
MTS Systems Europe B.V.	Netherlands
MTS Systems Finance C.V.	Netherlands
MTS Systems Holding B.V.	Netherlands
MTS Systems Limited	United Kingdom
MTS Systems Norden Aktiebolag	Sweden
MTS Systems S.r.l	Italy
MTS Systems	France
MTS Sytems Do Brazil	Brazil
MTS Testing Solutions India Private Limited	India
MTS Testing Systems (Canada) Ltd.	Canada

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

NDT Holding LLC	Delaware
North Star Imaging, Inc.	Minnesota
Nova Chimica, S.r.l.	Italy
Novadan ApS	Denmark
Orbitalum Tools GmbH	Germany
Pacific Concept Industries Limited (Enping)	China
Panreac Quimica, S.L.	Spain
Paslode Fasteners (Shanghai) Co., Ltd.	China
PENTA-91 OOO	Russia
PR. A. I. Srl	Italy
Premark FEG L.L.C.	Delaware
Premark HII Holdings LLC	Ohio
Premark International, LLC	Delaware
Prolex, Sociedad Anónima	Costa Rica
PT ITW Construction Products Indonesia	Indonesia
QSA Global, Inc.	Delaware
Quimica Industrial Mediterranea, S.L.	Spain
R&D Engineering A/S	Denmark
R&D Prague s.r.o.	Czech Republic
R&D Steel ApS	Denmark
R&D Test Systems A/S	Denmark
R&D Tools and Structures A/S	Denmark
Ramset Fasteners (Hong Kong) Ltd.	Hong Kong
Rapid Cook LLC	Delaware
RDGDK Engineering Private Limited	India
Refrigeration France	France
S.E.E. Sistemas Industria E Comercio Ltda.	Brazil
Sealant Systems International, Inc.	California
Sentinel Asia Yuhan Hoesa	South Korea
Shanghai ITW Plastic & Metal Co. Ltd	China
Simco (Nederland) B.V.	Netherlands
Simco Japan, Inc.	Japan
Société de Prospection et d’Inventions Techniques – SPIT	France
Speedline Holdings I, Inc.	Delaware
Speedline Holdings I, LLC	Delaware
Speedline Technologies GmbH	Germany
Speedline Technologies Mexico Services, S. de R.L. de C.V.	Mexico
Speedline Technologies Mexico, S. de R.L. de C.V.	Mexico
ST Mexico Holdings LLC	Delaware
Stokvis Celix Portugal Unipessoal LDA	Portugal
Stokvis Danmark ApS	Denmark
Stokvis Holdings S.A.R.L.	Luxembourg
Stokvis Promi s.r.o	Czech Republic
Stokvis Prostick Tapes Private Limited	India

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Stokvis Tapes (Hong Kong) Co. Limited	Hong Kong
Stokvis Tapes (Shanghai) Co. Ltd.	China
Stokvis Tapes (Taiwan) Co. Ltd.	Taiwan
Stokvis Tapes (Tianjin) Co. Ltd.	China
Stokvis Tapes B.V.	Belgium
Stokvis Tapes Benelux B.V.	Netherlands
Stokvis Tapes Deutschland GmbH	Germany
Stokvis Tapes France	France
Stokvis Tapes Italia s.r.l.	Italy
Stokvis Tapes Limited	United Kingdom
Stokvis Tapes Limited Liability Company	Russia
Stokvis Tapes Norge AS	Norway
Stokvis Tapes Oy	Finland
Stokvis Tapes Polska Sp Z.O.O.	Poland
Stokvis Tapes Sverige AB	Sweden
Stolvis Holdings II S.A.R.L.	Luxembourg
Technopack Industria, Comercio, Consultoria e Representacoes Ltda.	Brazil
Teknek (China) Limited	Scotland
Teknek (Japan) Limited	Scotland
Teksaleco Ltd.	Scotland
Thirode Grandes Cuisines Poligny	France
Tien Tai Electrode (Kunshan) Co., Ltd.	China
Tien Tai Electrode Co., Ltd.	Taiwan
Unichemicals Industria e Comercio Ltda.	Brazil
Valeron Strength Films B.V.	Belgium
Veneta Decalcogomme S.r.l.	Italy
Versachem Chile S.A.	Chile
Vesta (Guangzhou) Catering Equipment Co. Ltd	China
Vesta Global Limited	Hong Kong
VR-Leasing Sarita GmbH & Co. Immobilien KG	Germany
VS European Holdco BV	Netherlands
Wachs Canada Ltd.	Canada
Wachs Subsea LLC	Illinois
Weigh-Tronix Canada, ULC	Canada
Weigh-Tronix UK Limited	United Kingdom
Wilsonart International Holdings LLC	Delaware
Wynn Oil (South Africa) (Pty) Ltd.	South Africa
Wynn's Automotive France	France
Wynn's Belgium BVBA	Belgium
Wynn's Italia Srl	Italy
Wynn's Mekuba India Pvt Ltd	India
Zip-Pak International B.V.	Netherlands